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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     November 21, 1996
                                                  -----------------------------

                               CROWN CRAFTS, INC.
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             (Exact name of registrant as specified in its charter)




   Georgia                      1-7604                         58-0678148
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(State or other         (Commission File Number)              (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)

     1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia            30328
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (770) 644-6400
                                                    ------------------------



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ITEM 5.         OTHER EVENTS.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by the Registrant on November 21, 1996 relating to a product recall.


ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

Exhibit 99.1    Press Release dated November 21, 1996.






















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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CROWN CRAFTS, INC.



                                    By: /s/ PAUL A. CRISCILLIS, JR.
                                       ----------------------------------
                                      Name:  Paul A. Criscillis, Jr.
                                      Title: Vice President and
                                             Chief Financial Officer


Dated: November 26, 1996


















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                                EXHIBIT INDEX


                                                                Sequential
Exhibit No.                    Exhibit Description               Page No.
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
   99.1               Press Release dated November 21, 1996






















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